CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" and "Independent Auditors" and to the incorporation by reference of our report dated October 9, 1998 in this Registration Statement (Form N-1A No. 33-79708) of The Saratoga Advantage Trust.




                                             /s/ Ernst & Young LLP
                                             ERNST & YOUNG LLP



New York, New York
December 30, 1998